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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                November 14, 2001
                                -----------------
                                (Date of Report)


                               Claimsnet.com inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  001-14665                  75-2649230
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits

(a)      Exhibits

         99.1     Script of November 13, 2001 Analyst and Investor Conference
                  Call.

         99.2 Press Release dated November 13, 2001 related to Registrant's third quarter 2001 results.

Item 9.  Regulation FD Disclosure.

         On November 13, 2001, the Registrant held a conference call for analysts and investors regarding its third quarter 2001 operating results, a copy of the script for which is attached hereto as Exhibit 99.1, and the press release issued in connection with such results is attached hereto as Exhibit 99.2.

         During the question and answer session at the close of the conference call for analysts and investors regarding their third quarter 2001 operating results, the management of the Registrant disclosed the following:

      o Management estimated that the dip in transaction activity in September 2001 was approximately 7% to 10% and further indicated that October transaction activity rebounded to show an increase of approximately 20%.

      o Management reported that the Registrant has successfully converted all of its patient statement business to a new vendor without the loss of any accounts, has set internal goals which have not been made public, and is in the process of establishing a joint marketing plan with the new vendor to increase patient statement business.

      o Management stated that they believe the revenue model for eligibility transactions will be similar to the more established model for electronic claims. Specifically, management estimated that some payers will pay a transaction fee in the range of $.25 to $.35 and other payers will not be willing to pay a transaction fee, in which case the requesting provider will be expected to pay a transaction fee in the range of $.25 to $.35. Revenues from payer sources are likely to be shared between the Registrant and the company providing access to the payer's eligibility data, if applicable.

      o Management reported that it has realigned the responsibilities of certain existing employees to dedicate more resources to sales and marketing efforts and has contracted with an independent representative to pursue business opportunities with the large-payer market.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 14, 2001

                                             CLAIMSNET.COM INC.



                                             By:    /s/ Paul W. Miller
                                                --------------------------------
                                             Name:  Paul W. Miller
                                             Title: Chief Financial Officer